

TENAX THERAPEUTICS

Corporate Presentation

August 2024

Safe Harbor Statement

Disclaimers

- Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. These forward-looking statements may include information concerning possible or projected future business operations. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks related to our business strategy, including the prioritization and development of product candidates; risks of our clinical trials, including, but not limited to, the timing, delays, costs, design, initiation, enrollment, and results of such trials; any delays in regulatory review and approval of product candidates in development; reliance on third parties, including Orion Corporation, our manufacturers and CROs; risks regarding the formulation, production, marketing, customer acceptance and clinical utility of our product candidates; the potential advantages of our product candidates; our estimates regarding the potential market opportunity for our product candidates; intellectual property risks; our competitive position; risks related to our continued listing on Nasdaq; our ability to maintain our culture and recruit, integrate and retain qualified personnel and advisors, including on our Scientific Advisory Boards and Board of Directors; volatility and uncertainty in the global economy and financial markets in light of the possibility of pandemics, global financial and geopolitical uncertainties, including in the Middle East and the Russian invasion of and war against the country of Ukraine; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and other risks and uncertainties set forth from time to time in our SEC filings. Tenax Therapeutics assumes no obligation and does not intend to update these forward-looking statements except as required by law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

The Tenax Mission

Our mission is to transform the lives of patients with cardiovascular and pulmonary diseases by developing innovative therapies that address high unmet medical need. We are dedicated to advancing science and improving patient outcomes through cutting-edge research.



Execution Led by a Highly Experienced Team

Management Team

Chris Giordano - President & CEO, Board Director
Previous President of IQVIA Biotech
25+ years of clinical trial expertise

Stuart Rich, MD - CMO, Board Director
Globally recognized expert in Pulmonary Hypertension
40+ Years clinical experience in PH and HF
Former FDA Cardio Renal Advisory Panel Member

Doug Hay, PhD - SVP, Regulatory
Experienced senior pharmaceutical regulatory expert
35+ years regulatory experience, including founder

Doug Randall - EVP, Business Development and Operations
Experienced BD and Commercial expert
40+ years BD commercial roles, including founder

Board of Directors

Gerry Proehl - Chairman
President, CEO and Chairman, Dermata Therapeutics
Previously CEO, Santarus

Michael Davidson, MD
CEO, New Amsterdam Pharma
Previously CSO, Corvidia Therapeutics

June Almenoff, MD
Previously President and CMO, Furiex Pharmaceuticals

Declan Doogan, MD
CMO, Juvenescence
Previously Head of Global Drug Development, Pfizer
Previously Chairman/Co-Founder, Biohaven Pharmaceuticals

Robyn Hunter
CFO, Sotio Biotech Business
Previously CFO, Fortress Biotech

Executive Summary: Oral Levosimedan

1. Mechanism of Action

- Small molecule NCE with a unique dual mechanism of action, enhancing cardiac contractility through calcium sensitization of troponin C, while simultaneously exerting strong vasodilatory effects on venous beds via K+ATP channel activation

2. Compelling Clinical Data

- **The only treatment to produce favorable hemodynamic changes and improve exercise tolerance for PH-HFpEF patients, showing statistically significant 6MWD increases and reduction in PCWP across all exercise stages in the Phase 2 HELP trial**
- OLE portion of the Phase 2 trial showed that patients who transitioned from IV to oral levosimendan experienced further improvements in 6MWD (+7 meters), BNP/NT-proBNP and KCCQ scores, suggesting the oral formulation with an optimized PK profile is a potentially more effective chronic therapy

3. Clear Regulatory Path Forward

- Large safety database with >1.9M patient exposures via IV administration for Acute HF ex-US
- Phase 3 program design aligned with the FDA helps de-risk the potential approval pathway for oral levosimendan

4. Intellectual Property

- U.S. patent protection for multiple methods of use out to end of 2040 with potential for continuations

5. Commercial Opportunity

- Potential to be the first and only approved therapy for ~2.2 million patients (projected 2030) suffering from PH-HFpEF
- Addressable market opportunity projected to reach ~$6B by 2030 and ~$7.5 billion by 2040

See Market Opportunity slide for additional details regarding projected addressable market opportunity.



PH-HFpEF Pathophysiology & Levosimendan MoA

PH-HFpEF Recently Highlighted as a Large Unmet Medical Need by all Major Global Cardiovascular Medical Associations: AHA, ACC, ESC


American Heart Association
Elucidating the Clinical Implications and Pathophysiology of Pulmonary Hypertension in Heart Failure With Preserved Ejection Fraction: A Call to Action: A Science Advisory From the American Heart Association
ESC
European Society of Cardiology
A roadmap for therapeutic discovery in pulmonary hypertension associated with left heart failure. A scientific statement of the Heart Failure Association (HFA) of the ESC and the ESC Working Group on Pulmonary Circulation & Right Ventricular Function
AMERICAN COLLEGE of CARDIOLOGY
Heart Failure With Preserved Ejection Fraction
JACC Scientific Statement

1. "Heart failure (HF) with preserved ejection fraction ***(HFpEF) is one of the leading causes of pulmonary hypertension (PH) in the world*** …Despite this recognition, ***no evidence-based therapies exist for PH attributable to HFpEF (PH-HFpEF)."***(1)

2. "PH-LHF is one of the most common causes of PH. ***There are no specific treatments for PH-LHF, despite the high number of drugs tested so far.***"(2)

3. "Despite recent advances in the understanding of its pathophysiological effects on the heart, lungs, and extracardiac tissues, and introduction of new, easily implemented approaches to diagnosis, ***HFpEF remains under-recognized in everyday practice.***"(3)

(1): Circulation. 2022;146:e73–e88. DOI: 10.1161/CIR.0000000000001107
(2): Ameri, Pietro et al. "A roadmap for therapeutic discovery in pulmonary hypertension associated with left heart failure. A scientific statement of the Heart Failure Association (HFA) of the ESC and the ESC Working Group on Pulmonary Circulation & Right Ventricular Function." European journal of heart failure vol. 26,4 (2024): 707-729. doi:10.1002/ejhf.3236
(3): Borlaug, B, Sharma, K, Shah, S. et al. Heart Failure With Preserved Ejection Fraction: JACC Scientific Statement. JACC. 2023 May, 81 (18) 1810–1834.
https://doi.org/10.1016/j.jacc.2023.01.049

Pulmonary Hypertension with Heart Failure with Preserved Ejection Fraction (PH-HFpEF)

Three fundamental abnormalities

1. The left ventricle has reduced compliance (i.e. "stiffness") which limits its ability to fill with blood normally
2. Chronic sympathetic nervous system (SNS) activation results in excessive venous return (stressed blood volume) which produces elevated filling pressure in the heart
3. Chronic elevation in pulmonary venous pressure leads to elevation in the pulmonary arterial pressure (pulmonary hypertension).

HFpEF and PH-HFpEF Share Two Underlying Physiological Features that are the Critical Targets for Treatments

Therapeutic Targets

Left Ventricle Stiffness	Volume Overload
Multifactorial in nature, difficult to measure, increases with aging	Excessive venous return from chronic SNS activation as a maladaptive response

This pathophysiology predicts that pulmonary vasodilators (PAH drugs) are doomed to fail in PH-HFpEF as these agents drive even more blood into the left ventricle.

This patient has excessive blood in her veins: lowering **elevated venous pressure** is the objective



Reviving the Fundamental Role of the Splanchnic Circulation


LIVER
Hepatic Artery
Hepatic veins
Sinusoids
Stomach
Celliac Artery
Portal vein
Spleen
Pancreas
Inferior Caval Vein
Aorta
Superior Mesenteric Artery
Small intestines
Inferior Mesenteric Artery
Colon

35% of circulating blood is in the systemic veins

35% of circulating blood is in the systemic arteries

30% of circulating blood is in the splanchnic vascular reservoir

Anesthesiology 2004; 100:434–9

Overview: Pathophysiology of PH with HFpEF

The Venous Circulation Has Now Been Discovered to Be the Source of the Problem

Oral Levosimendan's MOA addresses the underlying pathophysiology

PH-HFpEF has recently been described to follow this course:

- EXCESSIVE VENOUS RETURN/VOLUME
- ↓
- INCREASED CENTRAL VENOUS PRESSURE
- ↓
- INCREASED PULMONARY VENOUS PRESSURE
- ↓
- PULMONARY HYPERTENSION

Fudim M, Kaye DM, Borlaug BA, et.al.Venous Tone and Stressed Blood Volume in Heart Failure: JACC Review Topic of the Week. J Am Coll Cardiol. 2022 May 10;79(18):1858-1869.

Levosimendan is a Potent Venodilator

- Strong vasodilatory action on the pulmonary vasculature via K+ATP channel activation
  - Downregulation of potassium channels is a hallmark of pulmonary hypertension
- Strong vasodilatory action on the splanchnic vasculature
  - Key to its beneficial effect in PH-HFpEF

Effects on Isolated Human Portal Vein


Contraction (%)
100
90
80
70
60
50
40
30
20
10
0
0·1
0·3
0·7
1·3
Levosimendan concn (μM)
Levosimendan

Mondéjar-Parreño G, et.al. Potassium (K+) channels in the pulmonary vasculature: Implications in pulmonary hypertension Physiological, pathophysiological and pharmacological regulation. Pharmacol Ther. 2021 Sep;225:107835.
Pataricza, János, et al. "Comparison of the vasorelaxing effect of cromakalim and the new inodilator, levosimendan, in human isolated portal vein." Journal of pharmacy and pharmacology 52.2 (2000): 213-217.

TNX-103: Oral Levosimendan Mechanism of Action in PH-HFpEF is Unique

01

Oral levosimendan is the **only drug** that is a **K+ATP channel activator** and **calcium sensitizer**[1]

02

Strong vasodilatory effects on **venous beds**[2] and causes a **marked reduction** in CVP and PCWP

03

Backed by recent clinical science that reducing **elevated CVP and PCWP are critical targets** for left heart failure[3]

TENAX THERAPEUTICS

(1): Rich, Stuart, Burkhoff, Daniel, Pollesello, Piero, Papp, Zoltan. "Levosimendan-induced venodilation is mediated by opening of potassium channels." ESC Heart Failure. 10.1002 (2021)
(2): Brener, Michael I., et al. "Changes in stressed blood volume with levosimendan in pulmonary hypertension from heart failure with preserved ejection fraction: insights regarding mechanism of action from the HELP trial." Journal of Cardiac Failure 27.9 (2021): 1023-1026
(3): Fudim, Marat, et al. "Splanchnic Nerve Block for Chronic Heart Failure." Heart Failure 8.9 (2020): 742-752.



Phase 2 HELP Results

Proof of Concept: The HELP Study

IV levosimendan Phase 2 trial design

Open label lead-in phase to evaluate the effects of IV levosimendan on **hemodynamics at rest and exercise after 24 hours**

Patients with an initial response were enrolled into randomized, double blinded treatment with **once weekly infusions of IV levosimendan** for 6 weeks

Patients return after 6 weeks for **final assessment of 6-minute walk** and a hemodynamic study

Overview of PH-HFpEF Hemodynamics

Exercise Hemodynamics Confirm the Diagnosis

The increase in PCWP during exercise is ***the defining impairment*** of PH-HFpEF


HR
90 bpm
60 rpm
SBP
DBP


p<0.0001
PCWP (mmHg)
40
30
20
10
0
*†
‡
†
Baseline
Feet Up
1 min Exercise
Peak Exercise
1 min Recovery
* p<0.0001 for ΔPCWP (vs NCD)
† p<0.0001 vs base (within group)
‡ p<0.01 vs base (within group)
NCD
HFpEF

No known treatment has been able to prevent the increase in PCWP during exercise

Marc A. Pfeffer, Amil M. Shah, Barry A. Borlaug. "Heart Failure with Preserved Ejection Fraction in Perspective." Circulation Research 124 (2019): 1598-1617

IV Levosimendan Improves CVP and PCWP at Rest and with Exercise in PH-HFpEF Patients: Pronounced Changes

CVP Improvement


Levosimendan Group
Baseline
24 Hr Levo Infusion
CVP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts
P value: <0.05
44 pts

PCWP Improvement


Levosimendan Group
Baseline
24 Hr Levo Infusion
PCWP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts
P value: <0.05
44 pts

85% of the patients enrolled responded with a robust decrease (≥4mm Hg) in exercise PCWP

Burkhoff D, Rich S, et. al. Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF. JACC Heart Fail. 2021; 9:360-370

TENAX THERAPEUTICS

Significant PCWP Improvement Versus Placebo

IV Levosimendan effect on PCWP across 3 positions: significant improvement



Placebo
Baseline
6 Weeks
PCWP (mmHg)
50
40
30
20
10
0
p=0.6615 †
Rest
Legs Up
25 Watts
Levosimendan
Baseline
6 Weeks
PCWP (mmHg)
50
40
30
20
10
0
p=0.0017 †
Rest
Legs Up
25 Watts
35 pts
p=0.0475†

After 6 weeks, placebo patients experienced no change, while pressure in IV levosimendan-treated patients markedly improved in 3 positions as assessed by right heart cath

† Tested in a mixed effect model using treatments as factors and position as a random effect

HELP Study: Six-Minute Walk Distance

IV Levosimendan Improves Exercise Capacity in PH-HFpEF Patients after 6 Weeks

29-meter improvement in 6-minute walk distance


p=0.033
Δ6 Minute Walk Distance (m)
30
20
10
0
-10
-20
-30
Placebo
Levosimendan
33 pts

Dr Barry Borlaug, Mayo Clinic:

"...this is the first medicine that has actually improved 6-minute walk distance in ***any patient population with HFpEF...****"*

- 37 patients met hemodynamic criteria and were randomized; of these, 2 patients dropped out due to palpitations and COVID-19 infection. Both were in the placebo arm.
- Burkhoff D, Rich S, et. al. Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF. JACC Heart Fail 2021; 9:360-370
- https://www.medscape.com/viewarticle/938671 (Borlaug quote)

Heart Failure With Preserved Ejection Fraction: JACC Scientific Statement

The Phase 2 HELP Trial includes the entire spectrum of patients with PH-HFpEF

CENTRAL ILLUSTRATION Temporal Disease Progression in Heart Failure With Preserved Ejection Fraction


LV, LA, or Right Heart Mechanics
Pulmonary Arterial and Capillary Pressure
↓LV relaxation
↓LV compliance
↓LV longitudinal function
↓LA compliance
LA remodeling
Atrial MR
↓RV contractility
↑RV and RA remodeling
↑Tricuspid regurgitation
Severe PH
Permanent AF
↑Lung vascular disease
↓Cardiac output reserve
↑Ventricular interdependence
Intermittent AF
↑Pulmonary vascular pressures at rest
↑Pulmonary vascular pressures with exercise only
Exercise-induced LA Hypertension
Resting LA Hypertension
Right Heart Failure
HFpEF Phenotypic Spectrum

Borlaug BA, et al. J Am Coll Cardiol. 2023;81(18):1810-1834.

Patients with PH-HFpEF can present early, i.e. only with exercise limitation, or with more advanced symptoms including severe heart failure at rest. Because levosimendan can be effective across the entire spectrum of disease severity, it is the only drug in development that includes exercise-induced pulmonary hypertension in its protocols.

Barry A. Borlaug, MD, Kavita Sharma, MD, Sanjiv J. Shah, MD, Jennifer E. Ho, MD

"Despite recent advances in the understanding of its pathophysiological effects on the heart, lungs, and extracardiac tissues, and introduction of new, easily implemented approaches to diagnosis, HFpEF remains under-recognized in everyday practice."



Rationale for Oral Levosimendan Dose Selection & HELP OLE

Levosimendan and its Active Metabolite: Non-Protein Bound Plasma Concentrations

A 24-hour IV infusion: 0.2 µg/kg/min (vs. 0.1 µg/kg/min used in HELP)


Levosimendan
OR-1896
Free plasma concentration (nM)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0
24
48
72
96
120
144
168
192
216
240
264
288
312
336
360
384
Time (H)

Kivikko et al. Int J Clin Pharm & Ther 2002;40:465

Rationale for Oral Levosimendan Dose Regimen in PH-HFpEF Patients

Objective: Select optimal oral daily dose that would achieve steady state of OR1896 levels

Strategies: Identify the oral daily dose that provides similar systemic exposure to the weekly IV infusion, and provides higher steady state concentrations of OR1896, across a range of patient weights

- Consider the efficacy and safety results from legacy oral dosing studies:
  - Poder et al (MAD study)
  - PERSIST study (HFrEF)
  - REFALS study (ALS)
- Test a dose range of 1-4mg/day in IV to Oral Transition Study, including comparative PK

Answer: 2-3mg daily oral dosing achieves our objective

Note: A substantial amount of controlled clinical trial data with oral levosimendan was available to Tenax prior to our transition of patients from the IV to oral form in the HELP OLE

Specific Features: IV to Oral Transition Substudy

Goals:

- Determine safety and tolerability of the transition of patients receiving weekly infusions of levosimendan to an oral dose
- Determine the dose of oral levosimendan that maintains the efficacy in patients receiving weekly infusions
- Determine the pharmacokinetics of oral levosimendan in this population

Design:

- Amendment to the OLE trial (not a new clinical trial, not a separate protocol)
- No placebo or control group

Patients in the Open Label Extension Stage of HELP Were Transitioned From IV to Oral Levosimendan

Previous IV Infusion	Week 0 (Office)	Week 2 (Home)	Week 4 (Home)	Week 6 (Office)
0.10 µg/kg/min	1mg QD (1mg total daily dose) Morning	1mg BID (2mg total daily dose) Every 12 hrs.	1mg TID (3mg total daily dose) Every 8 hrs.	Patient evaluated for further titration

6 Week Transition Period

HFSA 2022 ANNUAL SCIENTIFIC MEETING
WHERE HEART FAILURE TEAMS GATHER

The Transition from Chronic Intravenous to Oral Levosimendan Is Safe and Effective in Patients with Pulmonary Hypertension with Heart Failure and Preserved Ejection Fraction

T. Thenappan[1], B. Borlaug[2], D Burkhoff[3], J Rich[4], S. Shah[4], R. Zolty[5], and S. Rich[4]
University of Minnesota, Minneapolis, MN[1], Mayo Clinic, Rochester, MN2, Cardiovascular Research Institute, New York, New York[3], Northwestern University, Chicago, IL[4], University of Nebraska, Omaha, Nebraska[5]

- **6MWD (exercise capacity)**
  - Improved a further 7 meters
- **BNP/NT-proBNP (measure of cardiac function)**
  - Improved by 23% over IV
- **KCCQ (patient reported symptoms)**
  - Improved further in 6 of 7 different domains

Conclusion: "The transition to oral levosimendan was well tolerated without safety concerns over a 6-8-week period in patients with PH-HFpEF who had been receiving IV levosimendan for more than 18 months. Oral levosimendan was also associated with further improvements in 6MWD, BNP/NTProBNP, and KCCQ scores."

Thenappan, Thenappan, et al. "The Transition From Chronic Intravenous To Oral Levosimendan Is Safe And Effective In Patients With Pulmonary Hypertension With Heart Failure And Preserved Ejection Fraction." Journal of Cardiac Failure 29.4 (2023): 714-715.



Ongoing Pivotal Phase 3 LEVEL Trial

Phase 3 Clinical Program

Highly supportive guidance from FDA following submission of Tenax's PH-HFpEF White Paper

- Two trials, Δ6MWD primary endpoint, $p \leq 0.05$
  - First Trial: 12-weeks acceptable
  - Second Trial: 24-weeks to show durability and extended safety
  - Tenax has the option of conducting the two trials serially or concurrently

- OLEs in each trial to provide minimum safety database requirements:
  - 300 PH-HFpEF patients followed for >6 months, and
  - 100 PH-HFpEF patients followed for >12 months

LEVEL

a PH-HFpEF study

LEVosimendan to Improve Exercise Limitation in Patients With PH-HFpEF

A Phase 3, Double-Blind, Randomized, Placebo-Controlled
Study of Levosimendan in Pulmonary Hypertension Patients
With Heart Failure With Preserved Left Ventricular Ejection Fraction (PH-HFpEF)

Tenax's PH-HFpEF Scientific Advisors

Recognized World Experts in Pulmonary Hypertension and Heart Failure

Sanjiv Shah, MD

Professor of Medicine, Northwestern University Feinberg School of Medicine

Director, Northwestern HFpEF Program, Bluhm Cardiovascular Institute

Northwestern Medicine

Daniel Burkhoff, MD, PhD

Director Heart Failure, Hemodynamics and MCS Research at the CRF

Adjunct Associate Professor of Medicine, Columbia University

Cardiovascular Research Foundation

Columbia University in the City of New York

Barry Borlaug, MD

Professor of Medicine and Director, Circulatory Failure Research, Mayo Clinic

Chair for Research, Division of Circulatory Failure

Mayo Clinic

Javed Butler, MD, MPH, MBA

President of the Baylor Scott and White Research Institute

Chair of Medicine, Chair of CV Research, Distinguished Professor of Medicine, University of Mississippi

BaylorScott&White Health

The University of Mississippi Medical Center

LEVEL Study Design


Randomize
N=152
Levosimendan 2mg
(Weeks 0-4)
Levosimendan 3mg
(Weeks 5-12)
1mg oral capsule BID, titrated to 1mg TID
Placebo
(Weeks 0-4)
Placebo
(Weeks 5-12)
Open-label
extension to
2 years
week 0 2 4 6 8 10 12

Primary Endpoint: change in 6MWD
>90% power to detect a 25-meter change (SD=45 meters) at alpha 0.05

LEVEL Trial Objectives

By the Numbers

- **152** randomized patients
- ~50 investigator sites, U.S. & Canada
- Site initiation & enrollment: competitive
- Enrollment commenced Q1 2024

Double Blind Phase

- Randomized at a 1:1 ratio: 2mg/day (1 mg BID) Weeks 1-4; 3mg/day (1 mg TID) Weeks 5-12
- 6 MWT (Day 1, Week 4, 8, 12) and any unscheduled visit

Primary Endpoint:

- To evaluate the efficacy of levosimendan (TNX-103) compared with placebo in subjects with PH-HFpEF as measured by the change in 6MWD (Day 1 to Week 12)

Secondary Endpoints:

- Change in KCCQ - Total Symptom Score (KCCQ-TSS)
- Number of Clinical Worsening Events, e.g. death/hosp. due to PH/HF, ER visits requiring diuretics
- Change in NT-proBNP
- Improvement in NYHA Functional Class

LEVEL Trial: Current Timelines

The LEVEL Study Phase 3 PH-HFpEF oral levosimendan	2023		2024		2025	
	H1	H2	H1	H2	H1	H2
Site Initiation Starts		◆				
First Patient Enrolled			◆			
Last Patient Enrolled					◆	
Topline LEVEL Data						◆



PH-HFpEF Market Opportunity & Intellectual Property

PH-HFpEF Market is Large and Growing

PH-HFpEF Prevalence in the U.S. (2030)

8.2M Heart Failure Patients[2]

54% of Heart Failure Patients have EF ≥ 40% [2,3,4]

4.4M HFpEF Patients

50% of HFpEF Patients with PH [3,6,7]

2.2M PH-HFpEF Patients x **2.1%** (2030 – 2040 CAGR[2]) = **2.7 Million** (PH-HFpEF Patients in 2040)

35% Addressable Market

~770K PH-HFpEF Patients Treated x **$8,000** (Cost per Patient[1]) = **~$6B (2030) to ~$7.5B (2040)** (Estimated Addressable Market)

1. Drugs.com, March 2023. Annual cost/patient branded for ARNI or SGLT2 inhibitors approved in HF. Assumes similar pricing for a PH-HFpEF drug
2. Tsao, Connie W., et al. "Heart disease and stroke statistics—2023 update: a report from the American Heart Association." Circulation 147.8 (2023): e93-e621.
3. Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of physiology 597.4 (2019): 1143-1156.
4. Pfeffer, Marc A., Amil M. Shah, and Barry A. Borlaug. "Heart failure with preserved ejection fraction in perspective." Circulation research 124.11 (2019): 1598-1617.
5. Steinberg, Benjamin A., et al. "Trends in patients hospitalized with heart failure and preserved left ventricular ejection fraction: prevalence, therapies, and outcomes." Circulation 126.1 (2012): 65-75.
6. Brittain, Evan L., et al. "Elucidating the Clinical Implications and Pathophysiology of Pulmonary Hypertension in Heart Failure With Preserved Ejection Fraction: A Call to Action." Circulation 146.7 (2022): e73-e88.
7. Guazzi, Marco. "Pulmonary hypertension in heart failure preserved ejection fraction: prevalence, pathophysiology, and clinical perspectives." Circulation: Heart Failure 7.2 (2014): 367-377.
8. 2.1% CAGR from 2030-2040 is a Company calculation based on data published in the articles cited here.

PH-HFpEF Development Competitive Landscape

Company	Product	Indication	Phase 1	Phase 2	Phase 3
Tenax	Levosimendan	PH-HFpEF			Ongoing
Merck	Sotatercept	Cpc-PH-HFpEF		Ongoing[1]	
AstraZeneca	AZD3427	PH-HFpEF		Ongoing[2]	
Tectonic	TX-45	PH-HFpEF	Ongoing[3]		

(1): Clinicaltrials.gov .NCT04945460 CADENCE Study
(2): Clinicaltrials.gov NCT05737940 RePHIRE Study
(3): Tectonic Therapeutic Press release Mar 26, 2024, Tectonic Therapeutic Initiates Phase 1B Study for TX45 in PH-HFpEF

Global IP Strategy to Protect Rights to Levosimendan Use in PH-HFpEF

United States:

- **US 11,213,524**, issued January 4, 2022, **expires November 14, 2039** (SC Formulation/Use)
- **US 11,607,412**, issued March 21, 2023, **expires December 15, 2040** (IV Use)
- **US 11,701,355**, issued July 18, 2023, **expires December 15, 2040** (Oral Use)
- **US 11,969,424**, issued April 30, 2024, **expires December 15, 2040** (Expanded dose & CV Drug combo use)
- **All patents have continuation applications pending**

Europe:

- **European Patent Application No. 20900848.1,** filed July 14, 2022 (regional of PCT/US2020/065166)

Japan/Canada/ New Zealand/Australia/Thailand/ Malaysia/Singapore:

- Regional stage applications filed (PCT/US2020/065166)

Other PCT Applications:

- **PCT/US2022/080708**, filed November 30, 2022 (Combination use of levosimendan and SGLT-2 in HF)
- **PCT/US2022/082561**, filed December 29, 2022 (Oral Levosimendan use in PH-HFpEF)

Tenax Investment Summary

1. **Mechanism of Action**
   - Small molecule NCE with a unique dual mechanism of action, enhancing cardiac contractility through calcium sensitization of troponin C, while simultaneously exerting strong vasodilatory effects on venous beds via K+ATP channel activation
2. **Compelling Clinical Data**
   - **The only treatment to produce favorable hemodynamic changes and improve exercise tolerance for PH-HFpEF patients, showing statistically significant 6MWD increases and reduction in PCWP across all exercise stages in the Phase 2 HELP trial**
   - OLE portion of the Phase 2 trial showed that patients who transitioned from IV to oral levosimendan experienced further improvements in 6MWD (+7 meters), BNP/NT-proBNP and KCCQ scores, suggesting the oral formulation with an optimized PK profile is a potentially more effective chronic therapy
3. **Clear Regulatory Path Forward**
   - Large safety database with >1.9M patient exposures via IV administration for Acute HF ex-US
   - Phase 3 program design aligned with the FDA helps de-risk the potential approval pathway for oral levosimendan
4. **Intellectual Property**
   - U.S. patent protection for multiple methods of use out to end of 2040 with potential for continuations
5. **Commercial Opportunity**
   - Potential to be the first and only approved therapy for ~2.2 million patients (projected 2030) suffering from PH-HFpEF
   - Addressable market opportunity projected to reach ~$6B by 2030 and ~$7.5 billion by 2040

See Market Opportunity slide for additional details regarding projected addressable market opportunity.



TNX-201: Modified-Release Oral Imatinib

(PAH: WHO Group 1)

Imatinib Targets the Pathophysiology of PAH


PAEC
PASMC
GF
Basal membrane
Healthy
Endothelial disruption
PASMC proliferation and migration
imatinib blocks
and reverses

PAEC = pulmonary artery endothelial cell
PASMC = pulmonary artery smooth muscle cell
GF = growth factors BCR-Abl, PDGFR, c-Kit

Proof of Concept IMPRES Study

Imatinib is Proven Effective in Treating PAH

Phase 3 Clinical Trial:

Imatinib Mesylate as Add-On Therapy for Pulmonary Arterial Hypertension: Results of the Randomized IMPRES Study

Results: After 24 weeks, the mean placebo-corrected treatment effect on 6-minute walk distance was 32 meters (95% confidence interval, 12–52; **P=0.002**)

Conclusions: Imatinib improved exercise capacity and hemodynamics in patients with advanced PAH, but **frequent dropout events prevented approval.**

The primary endpoint was change in 6-minute walk distance



A
Change in 6MWD from baseline (m)
70
60
50
40
30
20
10
0
Imatinib
Placebo
*P<0.05
0
4
8
12
16
20
24
Time (weeks)

No. of patients							
Imatinib	103	89	84	76	71	72	66
Placebo	98	93	91	88	82	84	80

Circulation. 2013;127:1128-1138.

Key Learnings from IMPRES Study Informed Phase 3 IMPROVE

		IMPROVE
01	**Efficacy was established in PAH**	PAH ✓
02	**Adequate dose is critical (400mg)** to achieve clinical efficacy	>400 mg ✓
03	**Avoid excessive dropouts**, mostly related to early-onset side effects	Open-label Lead-in ✓
04	**Gastrointestinal side effects are most the common**, novel formulation to reduce	Modified Formulation ✓

Appendix



Abbreviations and Acronyms

6MWD	result of the 6MWT, a measurement in meters
6MWT	6-minute walk test, an assessment of exercise tolerance, specifically the distance one can walk in 6 min.
CVP	Central Venous Pressure
HF	Heart Failure
HFpEF	Heart Failure with preserved Ejection Fraction
K-ATP	ATP-sensitive potassium channels, which control the vascular tone (state of constriction and dilation) of the blood vessels
KCCQ	Kansas City Cardiomyopathy Questionnaire, a scale commonly used in assessing HF
KCCQ-TSS	KCCQ - Total Symptoms Score; a subscore of the KCCQ
PAH	Pulmonary Arterial Hypertension (Group 1 in WHO's PH classification system)
PCWP	Pulmonary Capillary Wedge Pressure
PH	Pulmonary Hypertension
PH-HFpEF	Pulmonary Hypertension in the setting of heart failure with preserved ejection fraction, the most common form of Group 2 PH in WHO's PH classification system
PVR	Pulmonary Vascular Resistance
WHO	World Health Organization, which established a PH classification including 5 categories, or "groups"